SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  December 10, 1998


                             WATKINS-JOHNSON COMPANY
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             (Exact name of registrant as specified in its charter)

       CALIFORNIA                   1-5631                       94-1402710
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(State of Incorporation      (Commission File Number)        (I.R.S. Employer
   or Organization)                                         Identification No.)

3333 Hillview Avenue, Palo Alto, California                      94304-1223
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 (Address of principal executive offices)                        (Zip Code)



Registrant's telephone no., including area code:  (650) 493-4141
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.


         At a meeting of the Board of Directors (the "Board") of Watkins-Johnson Company (the "Company") on December 10, 1998, the Board approved, and the Company and ChaseMellon Shareholder Services, L.L.C. ("ChaseMellon") executed, an amendment to the Rights Agreement, dated September 30, 1996, between the Company and ChaseMellon (the "Rights Agreement"). The amendment to the Rights Agreement, among other things: (i) decreases from 15% to 10% the threshold level of non-Board-approved common stock ownership which would trigger the share purchase rights (the "Rights") under the Rights Agreement; (ii) provides that a person or group who inadvertently triggers the Rights under the Rights Agreement may cure such inadvertent triggering by reducing its beneficial ownership of common stock of the Company to less than 10% within a specified time limit; and
(iii) eliminates references to "Continuing Directors" throughout the Rights Agreement and provides that all actions previously authorized to be taken by the Continuing Directors shall be taken by the Board. The amendment to the Rights Agreement is attached hereto as Exhibit 4.1, which is incorporated by reference herein. The original Rights Agreement was filed as Exhibit 1 to the Comapny's filing on Form 8-A dated September 30, 1996. Reference is made to such filing for all of the other terms of the Rights Agreememt.

         At the same meeting, the Board amended and restated the Company's By-Laws (the "By-Laws") to read in their entirety as set forth in Exhibit 3(ii) hereto, which is incorporated by reference herein. Such amendment and restatement amends the By-Laws by, among other things: (i) adding a new Section
9.12 to the By-Laws, amending the advance notice requirements for the submission by shareholders of Board nominations or proposals for other business at annual shareholder meetings (which were previously set forth as paragraphs (h) and (i) of Section 2.3 of the By-Laws) by requiring that such submissions be delivered to the Company within a period of not less than 45 or more than 75 days prior to the anniversary of the mailing of proxy materials for the previous year's annual shareholder meeting (previously, the required period for submitting notice was 14 to 50 days prior to any upcoming shareholders meeting); (ii) adding a new paragraph (b) to Section 9.5 of the By-Laws, setting forth the procedure for fixing the record date to determine the shareholders entitled to participate in written consent to corporate action without a meeting; and (iii) amending
Section 9.2 to eliminate the requirement that the annual meeting of shareholders be held in April of each year and instead providing that the Board shall fix the date for such meeting each year.



Item 7.  Exhibits.

         3(ii)    Amended and Restated By-Laws of Watkins-Johnson Company

         4.1 Amendment No. 1 to Rights Agreement, dated as of December 10, 1998, to Rights Agreement, dated as of September 30, 1996, between Watkins-Johnson Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         99.1     Press Release  issued by  Watkins-Johnson  Company on December
                  11, 1998

                                       2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     WATKINS-JOHNSON COMPANY


                                                     /s/ W. Keith Kennedy, Jr.
                                                     ---------------------------
                                                     W. Keith Kennedy, Jr.
                                                     President and
                                                     Chief Executive Officer


Dated:  December 10, 1998

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                                  EXHIBIT INDEX

                                                                      Sequential
Exhibit         Description                                            Page No.
-------         -----------                                            --------

    3(ii)       Amended and Restated By-Laws of Watkins-Johnson Company.    5

      4.1       Amendment  No.  1 to  Rights  Agreement,  dated  as of     22
                December 10, 1998, to Rights Agreement, dated as of September 30, 1996, between Watkins-Johnson Company and ChaseMellon Services, L.L.C., as Rights Agent.

     99.1       Press  Release  issued by  Watkins-Johnson  Company on     24
                December 11, 1998

                                  4